SUPPLEMENT DATED OCTOBER 26, 2010
TO PROSPECTUS DATED MAY 1, 2003

TRANSAMERICA ELITE®

Issued through
Separate Account VUL-3
By
Transamerica Life Insurance Company

This Supplement modifies certain information contained in your Transamerica Elite® prospectus.   Please read it carefully and retain it for future reference.  All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectus.

The following paragraph replaces the last paragraph under the section entitled “The Policy – Ownership Rights” in your prospectus:

No designation or change in designation of an owner will take effect unless we receive written request thereof. The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE